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                                                                      Exhibit q

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints, R. Jay Gerken, Robert I. Frenkel, Lewis E. Daidone, Irving P. David, Thomas C. Mandia, Rosemary D. Emmens and Harris Goldblat, and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Trustee of Variable Annuity Portfolios, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-2 or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 4th day of November, 2002.


/s/ R. Jay Gerken                           /s/ Elliott J. Berv
-----------------------------               -----------------------------------
R. Jay Gerken                               Elliott J. Berv


/s/ Mark T. Finn                            /s/ Diana R. Harrington
-----------------------------               -----------------------------------
Mark T. Finn                                Diana R. Harrington


/s/ Susan B. Kerley                         /s/ C. Oscar Morong, Jr.
-----------------------------               -----------------------------------
Susan B. Kerley                             C. Oscar Morong, Jr.


/s/ Walter E. Robb, III
-----------------------------
Walter E. Robb, III
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                          VARIABLE ANNUITY PORTFOLIOS

         The undersigned hereby constitutes and appoints the persons named on Exhibit A hereto and each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Variable Annuity Portfolios (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 25th day of November, 2002.



 /s/ Lewis E. Daidone
----------------------------
Lewis E. Daidone
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                          VARIABLE ANNUITY PORTFOLIOS

         The undersigned hereby constitutes and appoints the persons named on Exhibit A hereto and each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Variable Annuity Portfolios (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 25th day of November, 2002.



 /s/ Frances Guggino
----------------------------
Frances Guggino